     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 2001
                                                           REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                            REPUBLIC SERVICES, INC.
             (Exact name of Registrant as specified in its charter)

                      DELAWARE
  (State or other jurisdiction of incorporation or                          65-0716904
                    organization)                              (I.R.S. Employer Identification No.)

                                                                         DAVID A. BARCLAY
                                                                       SENIOR VICE PRESIDENT
               REPUBLIC SERVICES, INC.                                  AND GENERAL COUNSEL
                110 S.E. SIXTH STREET                                 REPUBLIC SERVICES, INC.
           FORT LAUDERDALE, FLORIDA 33301                        110 S.E. SIXTH STREET, 28TH FLOOR
                   (954) 769-6000                                 FORT LAUDERDALE, FLORIDA 33301
 (Address, including zip code, and telephone number,                      (954) 769-6000
                      including                          (Name, address, including zip code, and telephone
   area code, of registrant's principal executive                             number,
                      offices)                              including area code, of agent for service)

                             ---------------------

                                   Copies to:

                            JONATHAN L. AWNER, ESQ.
                       AKERMAN, SENTERFITT & EIDSON, P.A.
                       ONE S.E. THIRD AVENUE, 28TH FLOOR
                           MIAMI, FLORIDA 33131-1704
                                 (305) 374-5600
                             ---------------------

    Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement as determined by market conditions.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box.    [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of
1933, other than securities offered only in connection with dividend or interest
reinvestment plans, check the following box.    [X]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.    [X]  333-58058

    If this form is a post-effective amendment filed pursuant to Rule 462(c)
under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering.    [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box.    [ ]
                        CALCULATION OF REGISTRATION FEE

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
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                                                                 PROPOSED             PROPOSED
                                              AMOUNT              MAXIMUM              MAXIMUM             AMOUNT OF
                                               TO BE          OFFERING PRICE          AGGREGATE          REGISTRATION
                                            REGISTERED          PER UNIT(1)       OFFERING PRICE(1)           FEE
-------------------------------------------------------------------------------------------------------------------------
Senior Notes...........................     $50,000,000            100%              $50,000,000            $12,500
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee under Rule 457(o) of the Securities Act of 1933, as amended.

                             ---------------------

    This Registration Statement shall become effective upon filing with the Securities and Exchange Commission in accordance with Rule 462(b) under the Securities Act of 1933.
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

                     INFORMATION INCORPORATED BY REFERENCE

     This Registration Statement on Form S-3 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, by Republic Services, Inc. with the Securities and Exchange Commission. This Registration Statement hereby incorporates by reference in its entirety the contents of the Registration Statement on Form S-3 (Registration No. 333-58058) filed by Republic Services on March 30, 2001.

                                 CERTIFICATION

     Republic Services hereby certifies to the Commission that it has instructed its bank to pay to the Commission's account at Mellon Bank the filing fee of $20,000 for the additional securities being registered hereby as soon as practicable (but in any event no later than the close of business on August 10, 2001); that it will not revoke such instructions; that it has sufficient funds in the relevant account to cover the amount of the filing fee; and that it undertakes to confirm receipt of such instructions by the bank by no later than August 10, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Fort Lauderdale, State of Florida, on August 9, 2001.

                                          Republic Services, Inc.

                                          By: /s/ JAMES E. O'CONNOR
                                            ------------------------------------
                                            Name: James E. O'Connor
                                            Title: Chief Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-3 has been signed by the following persons in their capacities and on the dates indicated.

SIGNATURE                                                           TITLE                    DATE
---------                                                           -----                    ----

*                                                      Chairman of the Board            August 9, 2001
-----------------------------------------------------
H. Wayne Huizenga

*                                                      Vice Chairman and Director       August 9, 2001
-----------------------------------------------------
Harris W. Hudson

/s/ JAMES E. O'CONNOR                                  Chief Executive Officer and      August 9, 2001
-----------------------------------------------------  Director (principal executive
James E. O'Connor                                      officer)

/s/ TOD C. HOLMES                                      Senior Vice President and Chief  August 9, 2001
-----------------------------------------------------  Financial Officer (principal
Tod C. Holmes                                          financial officer)

*                                                      Chief Accounting Officer         August 9, 2001
-----------------------------------------------------  (principal
Charles F. Serianni                                    accounting officer)

*                                                      Director                         August 9, 2001
-----------------------------------------------------
John W. Croghan

*                                                      Director                         August 9, 2001
-----------------------------------------------------
Ramon A. Rodriguez

*                                                      Director                         August 9, 2001
-----------------------------------------------------
Allan C. Sorensen

* James E. O'Connor, by power of attorney

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION OF EXHIBIT
-------                     ----------------------
5.1      Opinion of Akerman, Senterfitt & Eidson, P.A.
5.2      Opinion of Fried, Frank, Harris, Shriver & Jacobson, (a
         partnership including professional corporations).
23.1     Consent of Arthur Andersen LLP.
23.2     Consent of Akerman, Senterfitt & Eidson, P.A. (included in
         Exhibit 5.1).
23.3     Consent of Fried, Frank, Harris, Shriver & Jacobson
         (included in Exhibit 5.2).